PREPAID EXPENSES AND OTHER RECEIVABLE DISCLOSURE	12 Months Ended
Mar. 31, 2018
Notes
PREPAID EXPENSES AND OTHER RECEIVABLE DISCLOSURE

4.             PREPAID EXPENSES AND OTHER RECEIVABLE

Year ended March 31,	2018	2017
	in 000'$	in 000'$
Prepaid expenses	$16	$48
Other receivable (i)	28	16
	$44	$64

(i)            The Company’s wholly-owned subsidiary, PPL agreed to a settlement on October 19, 2016 with a supplier in respect of a claim made by PPL against the said supplier. As per the terms of this agreement, supplier agreed to pay a total of $ 120,000 to PPL, of which $52,500 was received up to the year ended March 31, 2018 and balance payable in six annual instalments of $11,250 starting from January 3, 2018.

Accordingly, $11,250 was classified as prepaid expenses and other receivable under current assets and the balance of $56,250 classified as long-term assets. ($67,500 at March 31, 2017).